EXHIBIT 99-1

1137

JAMES W. PUZEY

Nevada Bar No. 5745

SEVERIN A. CARLSON

Nevada Bar No. 9373

KUMMER KAEMPFER BONNER RENSHAW & FERRARIO

5250 South Virginia Street, Suite 220

Reno, Nevada 89502

Tel: (775) 852-3900

Fax: (775) 852-3982

Attorneys for Respondents/Defendants

and Counterclaimants

IN THE SECOND JUDICIAL DISTRICT COURT OF THE STATE OF NEVADA

IN AND FOR THE COUNTY OF WASHOE

DANFORD L. MARTIN, an individual;	CASE NO: CV05 00465

BARBARA GULENYAN, an individual;

DANIEL M. KIRK, an individual;	DEPT. NO: 7

FREDERICK C. DUPREY, an individual;

GARY L. JAHR, an individual;

GEORGE R. EBERTING, an individual;	VERIFIED ANSWER AND
TERESITA L. EBERTING, an individual;	COUNTERCLAIM

GLENN ELZAS, an individual;

GUY OUSERUD, an individual;

JAMES L. BROADWAY, an individual;

JAMES P. HANSON, an individual;

JAMES P. HANSON, as trustee for the

James P. and Kristy L Hanson Revocable

Living Trust dated 12/6/2002 and as trustee

for the James P. Hanson Accountancy

Corporation Profit Sharing Plan;

KRISTY L. HANSON, as trustee for James

P. and Kristy L. Hanson Revocable Living

Trust dated 12/6/2002 and as trustee for the

James P. Hanson Accountancy Corporation

Profit Sharing Plan; JAMES P. HANSON

ACCOUNTANCY CORPORATION, a California Corporation;

JOHN HAYCRAFT, an individual;

JOHN MAZZARA, an individual;

JOHN P. ROSKO, an individual;

KENNETH W. BOLSTER, an individual;

MARILYN R. BOLSTER, an individual;

KENNETH W. BOLSTER, as trustee for the

Bolster Living Trust dated 8/24/1993;

MARILYN R. BOLSTER, as trustee for the

Bolster Living Trust dated 8/24/1993;

KHANH N. MARTIN, an individual;

LAURA GULENYAN, an individual;

MARILYN R. BOLSTER, an individual;

OKAN ATLAN, an individual;

PATRICK J. HETHCOAT, an individual;

PATRICK J. HETHCOAT, as trustee for the

Hethcoat Family Trust dated 1994;

ROSANNE M. HETHCOAT, as trustee for

the Hethcoat Family Trust dated 1994;

PATRICK J. NOONAN, an individual;

PAUL GULENYAN, an individual;

ROBERT D. GOETSCH, an individual;

ROBERT J. MALNAR, an individual;

RON L. MARTIN, an individual;

ELIZABETH MARTIN, an individual;

RUPEN GULENYAN, an individual;

SAHAN EGRUDER, an individual;

STEVEN M. KUTCHMAN, an individual;

SUSAN BROADWAY, an individual;

TERENCE ALLAN, an individual;

THOMAS W. MACFARLANE, III, an

individual; JIM M. VALLES, an individual;

KAREN E. VALLES, an individual;

DAVID WOLFF, an individual;

ILAINA MEISLER, an individual;

ROBERT J. MALNAR, as custodian for

Gregory Allen Malnar UTMA CA;

DAVID R. CRUSE, an individual;

HOWARD A. WIRTZ, an individual;

JAMES L. LEIMBACH, an individual;

SANDRA A. LEIMBACH, an individual;

ROBERT D. DAVIS, an individual;

JEANETTE G. DAVIS, an individual;

THOMAS H. CATON, an individual;

CATON FARMS, INC., a Texas

corporation; NEVA MILLER, an individual;

GREGORY W. MONTGOMERY, an

individual; RONALD J. MILLER, an

individual; GARY F. RIGGS, an individual;

THOMAS J. MITCHELL, an individual;

WILLIAM L. STARGEL, an individual;

ROLAND KELLER, an individual;

ROLAND KELLER, an individual;

GARY LOUIS MURPHY, an individual;

RIKA MURPHY, an individual;

MARIO GONZALES, an individual;

TERESA ALVAREZ, an individual;

GREGORY M. PROULX, an individual;

MARILYN PROULX, an individual;

TIMOTHY RICHARD HARRER, an

individual; WEI SHI, an individual;

JAMES GUTHRIE, JR., an individual;

LINDA GUTHRIE, an individual;

CYNTHIA R. PUTBRESE, an individual;

and, ROES 1-10,000, inclusive,

Petitioners and Plaintiffs,

vs.

FIRSTPLUS FINANCIAL GROUP, INC, a

Nevada Corporation; DANIEL T.

PHILLIPS, Board Director of FIRSTPLUS

FINANCIAL GROUP, INC.; ROBERT P.

FREEMAN, Board Director of FIRSTPLUS

FINANCIAL GROUP, INC.; DAVID B.

WARD, Board Director of FIRSTPLUS

FINANCIAL GROUP, INC.; JOHN

FITZGERALD, Board Director of

FIRSTPLUS FINANCIAL GROUP, INC.;

RICHARD WAGNER, Board of Director of

FIRSTPLUS FINANCIAL GROUP, INC.;

F. JACK DRAPER, President, Secretary,

and Treasurer of FIRSTPLUS FINANCIAL

GROUP, INC., and DOES 1-100

Respondents and Defendants.

FIRSTPLUS FINANCIAL GROUP, INC, a

Nevada Corporation; DANIEL T.

PHILLIPS, Board Director of FIRSTPLUS

FINANCIAL GROUP, INC.; ROBERT P.

FREEMAN, Board Director of FIRSTPLUS

FINANCIAL GROUP, INC.; DAVID B.

WARD, Board Director of FIRSTPLUS

FINANCIAL GROUP, INC.; JOHN

FITZGERALD, Board Director of

FIRSTPLUS FINANCIAL GROUP, INC.;

and F. JACK DRAPER, President,

Secretary, and Treasurer of FIRSTPLUS

FINANCIAL GROUP, INC.,

Counterclaimants.

vs.

DANFORD L. MARTIN, an individual;

BARBARA GULENYAN, an individual;

DANIEL M. KIRK, an individual;

FREDERICK C. DUPREY, an individual;

GARY L. JAHR, an individual; GEORGE

R. EBERTING, an individual; TERESITA

L. EBERTING, an individual; GLENN

ELZAS, an individual; GUY OUSERUD, an

individual; JAMES L. BROADWAY, an

individual; JAMES P. HANSON, an

individual; JAMES P. HANSON, as trustee

for the James P. and Kristy L. Hanson

Revocable Living Trust dated 12/6/2002 and

as trustee for the James P. Hason

Accountancy Corporation Profit Sharing

Plan; KRISTY L. HANSON, as trustee for

James P. and Kristy L Hanson Revocable

Living Trust dated 12/6/2002 and as trustee

for the James P. Hanson Accountancy

Corporation Profit Sharing Plan; JAMES P.

HANSON ACCOUNTANCY

CORPORATION, a California Corporation;

JOHN HAYCRAFT, an individual; JOHN

MAZZARA, an individual; JOHN P.

ROSKO, an individual; KENNETH W.

BOLSTER, an individual; MARILYN R.

BOLSTER, an individual; KENNETH W.

BOLSTER, as trustee for the Bolster Living

Trust dated 8/24/1993; MARILYN R.

BOLSTER, as trustee for the Bolster Living

Trust dated 8/24/1993; KHANH N.

MARTIN, an individual; LAURA

GULENYAN, an individual; MARILYN R.

BOLSTER, an individual; OKAN ATLAN,

an individual; PATRICK J. HETHCOAT,

an individual; PATRICK J. HETHCOAT, as

trustee for the Hethcoat Family Trust dated

1994; ROSANNE M. HETHCOAT, as

trustee for the Hethcoat Family Trust dated

1994; PATRICK J. NOONAN, an

individual; PAUL GULENYAN, an

individual; ROBERT D. GOETSCH, an

individual; ROBERT J. MALNAR, an

individual; RON L. MARTIN, an

individual; ELIZABETH MARTIN, an

individual; RUPEN GULENYAN, an

individual; SAHAN EGRUDER, an

individual; STEVEN M. KUTCHMAN, an

individual; SUSAN BROADWAY, an

individual; TERENCE ALLAN, an

individual; THOMAS W. MACFARLANE,

III, an individual; JIM M. VALLES, an

individual; KAREN E. VALLES, an

individual; DAVID WOLFF, an individual;

ILAINA MEISLER, an individual;

ROBERT J. MALNAR, as custodian for

Gregory Allen Malnar UTMA CA; DAVID

R. CRUSE, an individual; HOWARD A.

WIRTZ, an individual; JAMES L.

LEIMBACH, an individual; SANDRA A.

LEIMBACH, an individual; ROBERT D.

DAVIS, an individual; JEANETTE G.

DAVIS, an individual; THOMAS H.

CATON, an individual; CATON FARMS,

INC., a Texas corporation; NEVA MILLER,

an individual; GREGORY W.

MONTGOMERY, an individual; RONALD

J. MILLER, an individual; GARY F.

RIGGS, an individual; THOMAS J.

MITCHELL, an individual; WILLIAM L.

STARGEL, an individual; ROLAND

KELLER, an individual; ROLAND

KELLER, an individual; GARY LOUIS

MURPHY, an individual; RIKA MURPHY,

an individual; MARIO GONZALES, an

individual; TERESA ALVAREZ, an

individual; GREGORY M. PROULX, an

individual; MARILYN PROULX, an

individual; TIMOTHY RICHARD

HARRER, an individual; WEI SHI, an

individual; JAMES GUTHRIE, JR., an

individual; LINDA GUTHRIE, an

individual; CYNTHIA R. PUTBRESE, an

individual; and DOES 1-10,000 and ROES

1-10,000, inclusive,

Counterdefendants.

___________________________________

Respondents’/Defendants’ Verified Answer

COMES NOW, Respondents/Defendants FirstPlus Financial Group, Inc., a Nevada Corporation, Daniel T. Phillips, Board of Directors of FirstPlus, Robert P. Freeman, Board of Directors of FirstPlus, David B. Ward, Board of Directors of FirstPlus, John Fitzgerald, Board of Directors of FirstPlus, and F. Jack Draper, President, Secretary, and Treasurer of FirstPlus, (collectively hereinafter “Group” or “Defendants”) by and through their counsel, the law firms of Kummer Kaempfer Bonner Renshaw & Ferrario and Jenkens & Gilchrist and answering Petitioners’/Plaintiffs’ Amended Complaint (the “Complaint”), respectfully admit, deny, and allege as follows:

I.

FIRST AMENDED APPLICATION FOR ORDER TO SHOW CAUSE

(NRS 78.345 PETITION and PETITION FOR WRIT OF MANDATE)

1.         Answering the allegations contained in paragraph 4 of the Complaint, Defendants admit that a shareholders’ meeting and election had not been held in eighteen (18) months, but deny the balance of the allegations in paragraph 4.

2.         Answering the allegations contained in paragraph 5 of the Complaint, Defendants admit that Group had not held an election within the past eighteen (18) months, but Defendants are without knowledge or information sufficient to form a belief as to the truth of the remainder of the allegations contained in paragraph 5 and for that reason, deny the same.

3.         Answering the allegations contained in paragraph 9 of the Complaint, Defendants admit that Petitioners have filed a proposed Election Plan, but Defendants are without knowledge or information sufficient to form a belief as to the truth of the remainder of the allegations contained in paragraph 9 and for that reason, deny the same.

4.         Answering the allegations contained in paragraphs 10 and 11 of the Complaint, Defendants admit the allegations contained therein.

5.         Answering the allegations contained in paragraphs 1, 2, 3, 6, 7, and 12 of the Complaint, Defendants are without knowledge or information sufficient to form a belief as to the truth of the allegations contained therein and for that reason, deny the same.

6.         Answering the allegations contained in paragraphs 8 and 13 of the Complaint, Defendants deny the allegations contained therein.

II.

PARTIES

7.         Answering the allegations contained in paragraph 16 of the Complaint, Defendants admit that all Defendants are members of the Board of Directors of Group, except Richard Wagner who has deceased.

8.         Answering the allegations contained in paragraphs 14, 15 and 17 of the Complaint, Defendants admit the allegations contained therein.

9.         Answering the allegations contained in paragraphs 18, 19, 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45, 46, 47, 48, 49, 50, 51, 52, 53, 54, 55, 56, 57, 58, 59, 60, 61, 62, 63, 64, 65, 66, 67, 68, 69, 70, 71, 72, 73, 74, 75, 76, 77, 78, 79, 80, 81, 82, 83, 84, 85, 86 and 87 of the Complaint, Defendants are without knowledge or information sufficient to form a belief as to the truth of the allegations contained therein and for that reason, deny the same.

III.

GENERAL ALLEGATIONS

10.       Answering the allegations contained in paragraph 113 of the Complaint, Defendants admit that the Court has plenary authority to ensure that the Board of Directors calls, notices, and holds an election, but Defendants are without sufficient knowledge or information to form a belief as to the truth of the remainder of the allegations contained in paragraph 113, and for that reason, deny the same.

11.       Answering the allegations contained in paragraphs 92, 93 and 112 of the Complaint, Defendants admit the allegations contained therein.

12.       Answering the allegations contained in paragraphs 88, 89, 90, 91, 94, 95, 96, 97, 98, 99, 100, 101, 102, 103, 104, 105, 106, 107, 108, 109, 110, 111, 114, 115, 116 and 117 of the Complaint, Defendants deny the allegations contained therein.

13.       Answering the allegations contained in paragraphs 121, 122 and 123 of the Complaint, Defendants are without knowledge or information sufficient to form a belief as to the truth of the allegations contained therein and for that reason, deny the same.

IV.

FIRST AMENDED NRS 78.345 APPLICATION AND PETITION TO ORDER ELECTION OF DIRECTORS OF FIRSTPLUS FINANCIAL GROUP, INC.

14.       Answering paragraph 118 of Petitioners’ Complaint, these answering Defendants repeat and reallege its answers to paragraphs 1 through 13, inclusive to Petitioners’ Complaint as if fully set forth herein.

15.       Answering the allegations contained in paragraph 119 of the Complaint, Defendants contend that NRS 78.345 speaks for itself.

16.       Answering the allegations contained in paragraphs 120, 124, 125 and 126 of the Complaint, Defendants deny the allegations contained therein.

17.       Answering the allegations contained in paragraphs 121, 122 and 123 of the Complaint, Defendants are without knowledge or information sufficient to form a belief as to the truth of the allegations contained therein and for that reason, deny the same.

V.

FIRST AMENDED PETITION FOR WRIT OF MANDATE

18.       Answering the allegations contained in paragraph 127 of Petitioners’ Complaint, these answering Defendants repeat and reallege its answers to paragraphs 1 through 17, inclusive to Petitioners’ Complaint as if fully set forth herein.

19.       Answering the allegations contained in paragraph 135 of the Complaint, Defendants admit that Group has the power to perform all election duties required of it by law, but Defendants are without knowledge or information sufficient to form a belief as to the truth of the remainder of the allegations contained in paragraph 135 and for that reason, deny the same.

20.       Answering the allegations contained in paragraph 137 of Petitioners’ Complaint, Defendants admit the allegations contained therein.

21.       Answering the allegations contained in paragraphs 128, 129, 132, 133, 134, 136, 138, 141, 142, 143, 144 and 145 of the Complaint, Defendants deny the allegations contained therein.

22.       Answering the allegations contained in paragraphs 130, 131, 139 and 140 of the Complaint, Defendants are without knowledge or information sufficient to form a belief as to the truth of the allegations contained therein and for that reason, deny the same.

VI.

FIRST AMENDED COMPLAINT FOR EQUITABLE,

DECLARATORY AND INJUNCTIVE RELIEF

23.       Answering the allegations contained in paragraph 146 of Petitioners’ Complaint, these answering Defendants repeat and reallege its answers to paragraphs 1 through 22, inclusive to Petitioners’ Complaint as if fully set forth herein.

24.       Answering the allegations contained in paragraph 147 of the Complaint, Defendants admit that an actual controversy has arisen, but Defendants deny that they have failed to timely call, notice or hold a shareholders’ meeting and election of directors as required by the Articles, Bylaws, and Nevada law.

25.       Answering the allegations contained in paragraph 148 of the Complaint, Defendants admit that Petitioners have made certain contentions, but Defendants deny that they are required by the Articles, Bylaws and Nevada law to act in accordance with Petitioners’ contentions.

26.       Answering the allegations contained in paragraph 149 of the Complaint, Defendants admit that Petitioners have made certain contentions, but Defendants deny the validity of the remainder of the allegations in the balance of the paragraph.

27.       Answering the allegations contained in paragraph 150 of the Complaint, Defendants admit that Petitioners have made certain contentions, but Defendants deny the validity of the remainder of the allegations in the balance of the paragraph.

28.       Answering the allegations contained in paragraph 151 of the Complaint, Defendants admit that Petitioners have made certain contentions, but Defendants deny the validity of the remainder of the allegations in the balance of the paragraph.

29.       Answering the allegations contained in paragraph 152 of the Complaint, Defendants admit that Petitioners have made certain contentions, but Defendants deny the validity of the remainder of the allegations in the balance of the paragraph.

30.       Answering the allegations contained in paragraph 153 of the Complaint, Defendants admit that Petitioners have made certain contentions, but Defendants deny the validity of the remainder of the allegations in the balance of the paragraph.

31.       Answering the allegations contained in paragraphs 154, 156, 157, 158, 159, 164 and 168, Defendants admit the allegations contained therein.

32.       Answering the allegations contained in paragraphs 160, 162, 163, 166, 167, 169, 170, 171, 174, 175 and 176, Defendants deny the allegations contained therein.

33.       Answering the allegations contained in paragraphs 155, 165, 172 and 173 of the Complaint on file herein, Defendants are without knowledge or information sufficient to form a belief as to the truth of the allegations contained therein and therefore deny the same.

FIRST AFFIRMATIVE DEFENSE

Answering Defendants allege that the Complaint and each and every claim for relief stated therein fails to state facts sufficient to constitute a claim, or claim for relief, as against answering Defendants. Therefore, Petitioners’ Complaint should be dismissed.

SECOND AFFIRMATIVE DEFENSE

Answering Defendants are informed and believe and thereon allege that if Petitioners herein suffered or sustained any loss, injury, damage or detriment, the same was directly and proximately caused and contributed to by the breach, conduct, acts, omissions, activities, carelessness, recklessness, negligence, and/or intentional misconduct of the Petitioners, thereby completely or partially barring Petitioners’ recovery herein.

THIRD AFFIRMATIVE DEFENSE

Answering Defendants are informed and believe and thereupon allege that in the event any economic or property damages were sustained by the Petitioners it was proximately caused by the actions and conduct of third parties who were neither acting on behalf of the Answering Defendants nor as their agents, employees, representatives or subcontractors.

FOURTH AFFIRMATIVE DEFENSE

Petitioners are estopped from asserting any causes of action or claim against answering Defendants.

FIFTH AFFIRMATIVE DEFENSE

Petitioners’ claims are barred by the doctrine of unclean hands.

SIXTH AFFIRMATIVE DEFENSE

Answering Defendants are informed and believe and thereon allege that the damages of which Petitioners complain were proximately caused by, and/or contributed to, by the acts of persons and/or entities, over whom answering Defendants have no control, authority, supervision or legal responsibility and that said acts were the cause of the damages, if any, of which Petitioners complain, thus barring Petitioners from any recovery against answering Defendants.

SEVENTH AFFIRMATIVE DEFENSE

Any injuries, harm, losses or damages suffered by Petitioners, as alleged in their Complaint, were proximately caused by the acts or omissions of Petitioners, their agents, subcontractors, servants or employees.

EIGHTH AFFIRMATIVE DEFENSE

Any injuries, harm, losses or damages suffered by Petitioners are speculative in nature and were not reasonably foreseeable by and between Petitioners and answering Defendants.

NINTH AFFIRMATIVE DEFENSE

Answering Defendants are informed and believe and thereupon allege that Petitioners and/or their officers, agents, subcontractors, servants or employees were negligent, careless or otherwise at fault with respect to the matters set forth in the Complaint, such that the negligence, carelessness or fault on the part of Petitioners contributed to or proximately caused any and all damages allegedly sustained in this action.

TENTH AFFIRMATIVE DEFENSE

Petitioners’ claims are barred under the Doctrine of Laches.

ELEVENTH AFFIRMATIVE DEFENSE

Answering Defendants are informed and believe and thereupon aver that prior to and at or about the times and places referred to in the Complaint, Petitioners had full knowledge and information of the circumstances and conditions then and there existing, and with such knowledge, they freely, voluntarily and knowingly consented to and assumed the risks of said circumstances and conditions.

TWELFTH AFFIRMATIVE DEFENSE

Petitioners, by and through their agents, employees, representatives and subcontractors, with full knowledge and information of all the facts and circumstances relating to the events described in the Complaint, fully and completely ratified and confirmed in all respects the actions and conduct of answering Defendants, and by reason of the premises, Petitioners are thereby precluded from recovering damages from answering Defendants.

THIRTEENTH AFFIRMATIVE DEFENSE

Petitioners have suffered no economic or property damages or injuries as a result of the alleged actions and conduct of answering Defendants as set forth in the Complaint on file herein. In the event any damages or injuries are found, answering Defendants aver that Petitioners have failed to mitigate their damages and losses.

FOURTEENTH AFFIRMATIVE DEFENSE

Petitioners have waived any claims or causes of actions against these answering Defendants.

FIFTEENTH AFFIRMATIVE DEFENSE

The Answer on file herein is intended to answer and or respond to all allegations or averments against these answering Defendants, however, in the event one or more of the specific allegations or averments may not have been addressed herein, these answering Defendants expressly and unequivocally deny the same in their entirety.

Pursuant to Rule 11 of N.R.C.P., as amended, all possible affirmative defenses may not have been alleged herein insofar as sufficient facts are not available after reasonable inquiry upon the filing of Petitioners’ Complaint, and therefore, answering Defendants reserve the right to amend their Answer to allege additional affirmative defenses if subsequent investigation so warrants.

WHEREFORE, Defendants pray for relief as hereinafter set forth:

1.	That Petitioners/Plaintiffs take nothing by way of their Complaint;

2.	For attorneys’ fees and costs of suit; and

3.	For such other and further relief as the Court may deem just and proper in the premises.

FIRSTPLUS FINANCIAL GROUP, INC. & ITS BOARD OF DIRECTORS AND OFFICERS’ COUNTERCLAIM AGAINST PETITIONERS

COMES NOW, Counterclaimants FirstPlus Financial Group, Inc. (“Group”), the Board of Directors of Group: Daniel T. Phillips, Robert P. Freeman, David B. Ward, and John Fitzgerald; and the President, Secretary, and Treasurer of Group, F. Jack (“JD”) Draper (collectively hereinafter “Counterclaimants”), by and through their counsel, the law firms of Kummer Kaempfer Bonner Renshaw & Ferrario and Jenkens & Gilchrist, and hereby allege and state as follows:

GENERAL ALLEGATIONS

1.         Respondents/Defendants/Counterclaimants refer to and incorporate each, every and all the allegations contained in the Petitioners’/Plaintiffs’/Counterdefendants’ Complaint for the sole purpose of establishing the fact that Counterdefendants, who claim to be shareholders of Group, commenced suit against Group, its offices and directors, but without admitting, in whole or in part, any of the allegations contained in said suit, except such allegations as have been admitted by Group in its Answer.

2.         Counterclaimants do not know the true names or capacities, whether individual, corporate, associate or otherwise, of Counterdefendants named herein as DOES 1 through 10,000, inclusive, and ROES 1 through 10,000, inclusive, which are unknown to Counterclaimants, who sue such Counterdefendants by such fictitious names. Counterclaimants are informed and believe, and thereon allege, that each of the Counterdefendants designated herein as DOE and ROE is responsible in some manner for the events and happenings referred to and caused damages approximately to Counterclaimants as herein alleged; Counterclaimants will ask leave of this Court to amend this Counterclaim to insert the true names and capacities of DOES 1 through 10,000 and ROES 1 through 10,000 when the same have been ascertained and enjoin such Counterdefendants in this action.

3.         Counterclaimants are informed and believe that at all times relevant hereto, DOES 1 through 10,000 and ROES 1 through 10,000, and each of them, were the agents, servants, partners, joint venturers, employees, principals, independent contractors, and/or sureties of each other and at all times mentioned herein were acting within the time, scope, and course of said employment or agency, and or with the knowledge, permission, and consent of all other said Counterdefendants.

4.         Group was at the time of events giving rise to this Complaint a corporation in good standing under and operating by virtue of the laws of the State of Nevada, with its principal place of business in Irving, Texas.

5.         Counterclaimants are informed and believe that the individual Counterdefendants are presently, or have been shareholders owning shares of Group stock.

6.         Counterdefendants purport to control over forty percent (40%) of the issued and outstanding shares of Group.

7.         Counterclaimants are informed and believe that the FPFX Steering Committee (the “Steering Committee”) is a self-named fictitious entity which regularly publishes reports that are distributed in an electronic format and/or via United States Postal Mail to Steering Committee members, to subscribers or other select shareholders, giving the recipients unauthorized “updates” regarding the value of Group stock, as well as unauthorized “updates” regarding litigation in which Group is a party, while also soliciting funds via the U.S. Postal Service.

8.         Counterclaimants are informed and believe that the FPFX Value Committee (the “Value Committee”) is a self-named fictitious entity which is currently comprised of four persons who are vying to become the next Board of Directors of Group.

9.         The Steering Committee was at all times in this matter, a mere sham organized and operated as the alter ego of some or all of the individual Counterdefendants for their individual benefit and advantage.

10.       The individual Counterdefendants have, jointly and severally, at all times mentioned herein exercised dominion and control over the Steering Committee such that to recognize the fictitious entity would be unfair.

11.       Counterclaimants are informed and believe that the individual Counterdefendants have, jointly and severally, so intermingled their individual affairs with that of the Steering Committee that the Steering Committee was at all pertinent times in this matter the alter ego of the individual Counterdefendants.

12.       The Value Committee was at all times in this matter, a mere sham organized and operated as the alter ego of the individual Counterdefendants for their individual benefit and advantage.

13.       The individual Counterdefendants have, jointly and severally, at all times mentioned herein exercised dominion and control over the Value Committee such that to recognize the fictitious entity would be unfair.

14.       Counterclaimants are informed and believe that the individual Counterdefendants have, jointly and severally, so intermingled their individual affairs with that of the Value Committee that the Value Committee was at all pertinent times in this matter the alter ego of some or all of the individual Counterdefendants.

15.       Counterclaimants are informed and believe that the Steering Committee, through its newsletters, has raised money that has been used to sustain the litigation efforts against Group and/or to assist the Value Committee in gaining clearance from the SEC for its proxy materials and slate of nominees for Group’s Board of Directors.

16.       Counterclaimants are informed and believe that the Steering Committee exercises influence and control over George Davis, a former director of Group and Group’s former Vice-President of Investor Relations, such that Petitioners have improperly interfered with Group’s business and obtained insider information about Group and selectively used or disseminated that information.

17.       Counterclaimants are informed and believe that the Steering Committee through its improper influence and control over George Davis has significantly damaged Group’s relationship with the Trustee for the Creditor Trust, the steward of the most significant asset, in which Group has a beneficial interest, the FPFI Intercompany Claim, obtained through the bankruptcy of FirstPlus Financial, Inc., Group’s former primary operating subsidiary, for which Group was a creditor.

18.       Counterclaimants are informed and believe that Counterdefendants have held all or a substantial portion of the forty percent (40%) of issued and outstanding shares they (Counterdefendants) purport to hold, as alleged in paragraph 6, above, during the time Mr. Davis was an officer and director of Group and subsequent thereto when Mr. Davis continued to hold himself out to the public as continuing to hold such or similar capacities with Group.

19.       Counterclaimants are informed and believe that members of the Steering Committee and other Counterdefendants regularly, improperly and illegally trade shares of Group stock based upon the publishing of the Steering Committee reports, which ignore or purposely misstate the amount of Group’s liabilities and assets, causing the price of Group stock to fluctuate with the issuance of the reports. Such conduct constitutes part of a scheme and artifice to manipulate the market for the personal financial gain of Counterdefendants, to create support for the Value Committee’s slate of nominees in the upcoming election of directors and for securing additional monetary contributions to fund the litigation and further the scheme.

20.       Mr. Davis resigned as a director and officer of the corporation. Counterclaimants are informed and believe that while Mr. Davis was a director and officer of Group, he illegally and improperly attempted to give Counterdefendants direct access to Group’s stock ledger, and Counterdefendants attempted to manipulate said ledger and gain and distribute unauthorized access to the same.

21.       Counterclaimants are informed and believe that about seven months after Mr. Davis resigned as a director and officer of Group, Mr. Davis, for the benefit of Counterdefendants and to further their scheme, illegally and improperly issued a press release holding himself out to the public as a spokesperson for Group, touting upcoming economic developments that were untrue, thereby stimulating volatility in Group stock and allowing Counterdefendants to “profit” by making stock transactions.

22.       Counterclaimants are informed and believe that, in an effort to further their scheme, Counterdefendants have, jointly and severally, fostered significant discourse on an internet chat board dedicated to Group on the “Raging Bull” Bulletin Board, portraying the Board of Directors of Group as dishonest, corrupt and soon to be relegated to the penitentiary. Upon information and belief, when the Counterdefendants’ scheme was uncovered, Counterdefendants opened a secret website to which Group and discerning stockholders are not granted access.

23.       Counterclaimants are informed and believe that Counterdefendants’ scheme includes the filing of this action in March 2005, seeking relief under NRS 78.345. Such a scheme is for deceitful and ulterior purposes and although Group has attempted to hold a proper and valid shareholders’ election, because of the Counterdefendants’ manipulative scheme, Group has been repeatedly frustrated.

24.       Counterclaimants are informed and believe that Counterdefendants have, jointly and severally, improperly and illegally furthered their scheme by convincing this Court to impose a “Status Quo Order,” thereby preventing Group and its Board of Directors from being able to pursue transactions that could benefit the shareholders, and thus allowing Counterdefendants to criticize the existing Board of Directors for not demonstrating any achievements during the pendency of this suit.

25.       Counterclaimants are informed and believe that Counterdefendants have, jointly and severally, improperly and illegally furthered their scheme by having Mr. Dan Martin file a false affidavit in this action to deceive the Court into believing that Group could not be trusted and to obtain a “Status Quo Order” that prevents Group from being able to pursue transactions that could benefit shareholders and otherwise demonstrate positive corporate results to shareholders. The misrepresentations contained in Mr. Martin’s affidavit include but are not limited to his statement that Group had previously responded to a legal action commenced by shareholders of Group concerning the dilution of shares through a corporate transaction. Based upon this affidavit and before Group even appeared in this case, this Court issued its Ex Parte Status Quo Order.

26.       Counterclaimants are informed and believe that Counterdefendants have, jointly and severally, improperly and illegally furthered their scheme by interfering with valid and enforceable contracts of Group, including but not limited to delaying and interfering with Group’s performance in April 2005, under a pre-existing contract to issue shares of its common stock upon conversion of outstanding certificates of beneficial interest, thus subjecting Group to potential penalties for breach of contract.

27.       Counterclaimants are informed and believe that the Counterdefendants have, jointly and severally, improperly and illegally attempted to further their scheme by not cooperating with Group to develop a consensual election plan for submission to the Court and by not securing from the beginning of the suit experienced public company corporate and securities law counsel, resulting in Group having to file an Election Plan with the Court that was not joint in nature, as the Court had directed and the parties had agreed. Counterdefendants’ desire to implement their manipulative scheme created not only delay and confusion regarding the upcoming meeting/election, but Group was also forced to incur great expense caused by Counterdefendants’ actions.

28.       Counterclaimants are informed and believe that Counterdefendants have, jointly and severally, improperly and illegally furthered their scheme by blaming Group in chat boards and in newsletters for the delay and confusion regarding the upcoming meeting and election, when in fact such delay and confusion was caused by Counterdefendants, thereby causing Group to incur great expense correcting Petitioners’ bad faith tactics.

29.       Counterclaimants are informed and believe that Counterdefendants have, jointly and severally, improperly and illegally furthered their scheme by having the Value Committee present insufficient information to the Securities and Exchange Commission ("SEC") concerning their slate of nominees as well as providing insufficient information concerning other SEC filing requirements. As a result, Counterdefendants induced Group to agree to postpone the duly called and noticed meeting/election that was previously scheduled for September 1, 2005 to November 16, 2005. In addition, Counterdefendants later induced the Court to "reset" the duly called and noticed meeting/election that was previously scheduled for November 16, 2005 to April 28, 2006, also due to their noncompliance with SEC requirements.

30.       Counterclaimants are informed and believe that Counterdefendants have, jointly and severally, improperly and illegally furthered their scheme by blaming the postponement of the September 1st and November 16th meetings, which in fact were caused by the Value Committee’s activities, on Group in chat boards and newsletters, causing Group to incur great expenses in correcting Counterdefendants’ bad faith tactics.

31.       Counterclaimants, in accordance with the request of Counterdefendants to postpone the September 1, 2005 meeting to November 16, 2005, duly called a meeting of shareholders for the election of directors. In accordance with applicable state and federal law and Group's articles of incorporation and bylaws, Group prepared proxy materials for the meeting/election, complied with SEC regulations for the preparation and clearance of the proxy materials, arranged for the printing of the meeting/election materials, mailed the notice of the meeting and proxy materials to the shareholders of record for the meeting/election, and began to collect and process proxies from shareholders casting votes in the election. After Counterdefendants induced this Court to "reset" the date of the meeting/election, Group appeared at the site of the validly called and noticed meeting, at which time Mellon Investor Services, LLC, the transfer agent of Group's common stock which assisted Group in collecting and tabulating the proxies, established that quorum would have been present and the present Board of Directors of Group would have been elected.

32.       Counterclaimants are informed and believe that Counterdefendants have, jointly and severally, improperly and illegally furthered their scheme in requesting that Counterclaimants enter into a sham mediation in an attempt to resolve the dispute, and then thereafter while attempting to participate and/or commence a mediation at the mediator’s office, engaging in bad faith tactics such that the mediation never truly commenced, or at most, ended prematurely.

33.       Counterclaimants are informed and believe that Counterdefendants have, jointly and severally, improperly and illegally furthered their scheme by engaging in such bad faith tactics, thereby forcing Group to incur great expense.

FIRST CLAIM FOR RELIEF

(Abuse of Process)

34.       Counterclaimants repeat, reallege and incorporated by reference as if fully set forth herein, paragraphs 1 through 33, inclusive, of this Counterclaim.

35.	Counterdefendants are presently or were shareholders of Group.

36.       Group did not hold a shareholders’ meeting and election of directors for nearly seven years.

37.       Counterdefendants filed a Complaint with this Court to compel a shareholders’ meeting and election of directors pursuant to NRS 78.345.

38.       Counterdefendants had an ulterior purpose other than resolving a legal dispute (compelling a shareholders’ meeting and election of directors pursuant to NRS 78.345) in filing their Complaint against Group and its Board of Directors.

39.       Counterdefendants filed their Complaint not in accordance with NRS 78.345, to compel a shareholders’ meeting and election of directors, but to further a scheme to manipulate the market price of Group stock and to inappropriately use process to hijack an election of directors for a publicly traded Nevada corporation.

40.       Counterdefendants’ willful act in the use of process was not proper in the regular conduct of the proceeding.

41.       Counterclaimants have been required to retain the law firms of Kummer Kaempfer Bonner Renshaw & Ferrario and Jenkens & Gilchrist to prosecute this action and are entitled to reimbursement of attorneys’ fees and costs incurred herein.

WHEREFORE, Counterclaimants pray for judgment as set forth below.

SECOND CLAIM FOR RELIEF

(Abuse of Process – Mediation)

42.       Counterclaimants repeat, reallege and incorporated by reference as if fully set forth herein, paragraphs 1 through 41, inclusive, of this Counterclaim.

43.       Counterdefendants filed a Complaint against Group and subsequently requested that Group engage in a mediation to resolve this litigation.

44.       Counterdefendants, in requesting Group attend a mediation, had an ulterior purpose other than resolving a legal dispute (this pending litigation).

45.       Counterdefendants requested Group participate in a mediation not to resolve this litigation, but to further a scheme to hijack an election of directors for a publicly traded Nevada corporation.

46.       Counterdefendants’ willful act in the use of process was not proper in the regular conduct of the proceeding.

47.       Counterclaimants have been required to retain the law firms of Kummer Kaempfer Bonner Renshaw & Ferrario and Jenkens & Gilchrist to prosecute this action and are entitled to reimbursement of attorneys’ fees and costs incurred herein.

WHEREFORE, Counterclaimants pray for judgment as set forth below.

THIRD CLAIM FOR RELIEF

(Breach of Contract)

48.       Counterclaimants repeat, reallege and incorporated by reference as if fully set forth herein, paragraphs 1 through 47, inclusive, of this Counterclaim.

49.       Counterdefendants have entered into agreements with Group regarding the holding of a shareholders’ election, including agreeing that the shareholders’ election and meeting would be held on November 16, 2005. Further, Counterdefendants as alleged shareholders of the corporation are bound by the terms of Group’s Articles of Incorporation and Bylaws.

50.       Counterclaimants performed in accordance with said agreements, including, by scheduling, soliciting and convening the November 16, 2005 shareholders’ meeting, and were only prevented from holding an election due to Counterdefendants’ breach.

51.       Counterdefendants breached the agreement to hold a November 16, 2005 meeting/election by seeking judicial intervention thwarting the agreement made so that the November 16, 2005 meeting and election was not held and by contending that they have rights not afforded them by Group’s Articles of Incorporation and Bylaws, or applicable law. As a result of said breaches of contract, Group has sustained damages.

52.       Counterclaimants have been required to retain the law firms of Kummer Kaempfer Bonner Renshaw & Ferrario and Jenkens & Gilchrist to prosecute this action and are entitled to reimbursement of attorneys’ fees and costs incurred herein.

WHEREFORE, Counterclaimants pray for judgment as set forth below.

FOURTH CLAIM FOR RELIEF

(Breach of Contract – Mediation)

53.       Counterclaimants repeat, reallege and incorporated by reference as if fully set forth herein, paragraphs 1 through 52, inclusive, of this Counterclaim.

54.       Counterdefendants solicited and subsequently entered into an agreement with Group to enter into mediation, in good faith, in an attempt to resolve this litigation.

55.       Counterclaimants performed in accordance with said agreement and attended the mediation in good faith, with the understanding that various settlement proposals deserved consideration.

56.       Counterdefendants breached the agreement to enter into the mediation in good faith by verbally requesting Counterclaimants’ agreement to enter into the mediation in good faith and guaranteed that they would come to the mediation under the same terms, but failed to do so and instead presented an ultimatum that ran counter to prior discussions of good faith mediation, resulting in a wasted trip by a party with settlement authority for Group, Group’s Texas counsel, as well as Group’s Nevada counsel.

57.       Counterclaimants incurred costs related to their preparation for the mediation, as well as the preparation of Group’s counsel, as well as travel costs for a representative of Group with settlement authority to be present during the mediation in Reno, Nevada, as well as the costs of travel incurred by Texas counsel, in addition to those costs incurred by local counsel, in an effort to mediate in good faith.

58.       Counterclaimants have been required to retain the law firms of Kummer Kaempfer Bonner Renshaw & Ferrario and Jenkens & Gilchrist to prosecute this action and are entitled to reimbursement of attorneys’ fees and costs incurred herein.

WHEREFORE, Counterclaimants pray for judgment as set forth below.

FIFTH CLAIM FOR RELIEF

(Breach of Contract – Cost of Shareholders’ List)

59.       Counterclaimants repeat, reallege and incorporated by reference as if fully set forth herein, paragraphs 1 through 58, inclusive, of this Counterclaim.

60.       Counterdefendants and Group entered into a contract whereby Group would provide Counterdefendants with a list of its shareholders of record in exchange for payment, in accordance with the law, to cover the cost of producing said list.

61.       Counterclaimants performed in accordance with said agreement, by providing the list of shareholders to Counterdefendants.

62.       Counterdefendants have breached, having not yet paid for the list of shareholders provided by Counterclaimants, in violation of applicable law and in violation of the common law.

63.       Counterclaimants have been required to retain the law firms of Kummer Kaempfer Bonner Renshaw & Ferrario and Jenkens & Gilchrist to prosecute this action and are entitled to reimbursement of attorneys’ fees and costs incurred herein.

WHEREFORE, Counterclaimants pray for judgment as set forth below.

SIXTH CLAIM FOR RELIEF

(Contractual Breach of the Implied Covenant of Good Faith and Fair Dealing)

64.       Counterclaimants repeat, reallege and incorporated by reference as if fully set forth herein, paragraphs 1 through 63, inclusive, of this Counterclaim.

65.       Counterdefendants and Counterclaimants were parties to a contract to hold a Special Meeting on November 16, 2005.

66.       Counterdefendants owed a duty of good faith to the Counterclaimants arising out of that contract.

67.       Counterdefendants breached that duty by performing in a manner that is unfaithful to the purpose of the contract by purposely sabotaging compliance with the federal securities law regarding their proxy solicitation materials.

68.       Once such action by the Counterdefendants was discovered by the SEC, Counterdefendants could not be ready for the November 16, 2005 Special Meeting and asked the Court to stop the election that they had agreed to hold.

69.       As a result of Counterdefendants’ breach, Counterclaimants’ justified expectations were thus denied.

70.       Counterclaimants have been required to retain the law firms of Kummer Kaempfer Bonner Renshaw & Ferrario and Jenkens & Gilchrist to prosecute this action and are entitled to reimbursement of attorneys’ fees and costs incurred herein.

WHEREFORE, Counterclaimants pray for judgment as set forth below.

SEVENTH CLAIM FOR RELIEF

(Contractual Breach of the Implied Covenant of Good Faith and Fair Dealing – Mediation)

71.       Counterclaimants repeat, reallege and incorporated by reference as if fully set forth herein, paragraphs 1 through 70, inclusive, of this Counterclaim.

72.       Counterdefendants and Counterclaimants are parties to a contract to enter into a mediation, in good faith, in an attempt to settle this litigation.

73.       Counterdefendants owed a duty of good faith to the Counterclaimants arising out of that contract.

74.       Counterdefendants breached that duty by performing in a manner that is unfaithful to the purpose of the contract by purposely entering into the mediation, not in good faith, and presenting an ultimatum with discussion of no other possible settlement outcomes.

75.       As a result of Counterdefendants’ breach, Counterclaimants’ justified expectations were thus denied.

76.       Counterclaimants have been required to retain the law firms of Kummer Kaempfer Bonner Renshaw & Ferrario and Jenkens & Gilchrist to prosecute this action and are entitled to reimbursement of attorneys’ fees and costs incurred herein.

WHEREFORE, Counterclaimants pray for judgment as set forth below.

EIGHTH CLAIM FOR RELIEF

(Contractual Breach of the Implied Covenant of Good Faith and Fair Dealing – Cost of Shareholders’ List)

77.       Counterclaimants repeat, reallege and incorporated by reference as if fully set forth herein, paragraphs 1 through 76, inclusive, of this Counterclaim.

78.	Counterdefendants and Counterclaimants are parties to a contract

79.       Counterdefendants owed a duty of good faith to the Counterclaimants arising out of that contract.

80.       Counterdefendants breached that duty by performing in a manner that is unfaithful to the purpose of the contract by purposefully entering into the contract, obtaining the shareholders’ list, but not submitting payment to Counterclaimants for the cost of producing said list.

81.       As a result of Counterdefendants’ breach, Counterclaimants’ justified expectations were thus denied.

82.       Counterclaimants have been required to retain the law firms of Kummer Kaempfer Bonner Renshaw & Ferrario and Jenkens & Gilchrist to prosecute this action and are entitled to reimbursement of attorneys’ fees and costs incurred herein.

WHEREFORE, Counterclaimants pray for judgment as set forth below.

NINTH CLAIM FOR RELIEF

(Tortious Breach of the Implied Covenant of Good Faith and Fair Dealing)

83.       Counterclaimants repeat, reallege and incorporated by reference as if fully set forth herein, paragraphs 1 through 82, inclusive, of this Counterclaim.

84.       Counterclaimants and Counterdefendants entered into a contract to hold a Special Meeting on November 16, 2005.

85.       Counterdefendants owed a duty of good faith to Counterclaimants arising from the contract.

86.       There was a special element of reliance or a fiduciary duty between Counterclaimants and Counterdefendants where Counterdefendants were in a superior or entrusted position as proponents and beneficiaries of the Status Quo Order.

87.	Counterclaimants have suffered damages as a result of the breach.

88.       Counterclaimants have been required to retain the law firms of Kummer Kaempfer Bonner Renshaw & Ferrario and Jenkens & Gilchrist to prosecute this action and are entitled to reimbursement of attorneys’ fees and costs incurred herein.

WHEREFORE, Counterclaimants pray for judgment as set forth below.

TENTH CLAIM FOR RELIEF

(Tortious Breach of the Covenant of Good Faith and Fair Dealing – Mediation)

89.       Counterclaimants repeat, reallege and incorporated by reference as if fully set forth herein, paragraphs 1 through 88, inclusive, of this Counterclaim.

90.       Counterclaimants and Counterdefendants entered into a contract to enter into a mediation, in good faith, in an attempt to settle this litigation.

91.       Counterdefendants owed a duty of good faith to Counterclaimants arising from the contract.

92.       There was a special element of reliance or a fiduciary duty between Counterclaimants and Counterdefendants, as Counterdefendants had requested the mediation and had made a formal inquiry as to whether Counterclaimants would enter the mediation in good faith, with the understanding that they (Counterdefendants) would enter under the same conditions.

93.	Counterclaimants have suffered damages as a result of the breach.

94.       Counterclaimants have been required to retain the law firms of Kummer Kaempfer Bonner Renshaw & Ferrario and Jenkens & Gilchrist to prosecute this action and are entitled to reimbursement of attorneys’ fees and costs incurred herein.

WHEREFORE, Counterclaimants pray for judgment as set forth below.

ELEVENTH CLAIM FOR RELIEF

(Tortious Breach of the Covenant of Good Faith and Fair Dealing –

Cost of Shareholders’ List)

95.       Counterclaimants repeat, reallege and incorporated by reference as if fully set forth herein, paragraphs 1 through 94, inclusive, of this Counterclaim.

96.       Counterclaimants and Counterdefendants entered into a contract to provide a list of Group’s shareholders of record to Counterdefendants, under the condition that Counterdefendants would reimburse Counterclaimants for the cost of producing the list.

97.       Counterdefendants owed a duty of good faith to Counterclaimants arising from the contract.

98.       There was a special element of reliance or a fiduciary duty between Counterclaimants and Counterdefendants as they promised to pay Counterclaimants for the cost of producing and supplying the list of shareholders, as required by applicable law.

99.	Counterclaimants have suffered damages as a result of the breach.

100.     Counterclaimants have been required to retain the law firms of Kummer Kaempfer Bonner Renshaw & Ferrario and Jenkens & Gilchrist to prosecute this action and are entitled to reimbursement of attorneys’ fees and costs incurred herein.

WHEREFORE, Counterclaimants pray for judgment as set forth below.

TWELFTH CLAIM FOR RELIEF

(Breach of Fiduciary Duty)

101.     Counterclaimants repeat, reallege and incorporated by reference as if fully set forth herein, paragraphs 1 through 100, inclusive, of this Counterclaim.

102.     George Davis is a former Board member and an officer of Group, as a result of Group appointing him at the request of shareholders, some of whom are Counterdefendants in this action, who purported to control over 40% of the issued and outstanding shares of Group. At all times relevant thereto, George Davis and the Counterdefendants owed to Group a fiduciary duty. The Counterdefendants, including but not limited to Messrs Martin, Bolster and Eberting, are alter egos of George Davis and he, in turn, is an alter ego of the Counterdefendants. Through the control and interference of his alter egos, the Counterdefendants, George Davis has breached his fiduciary duty to Group.

103.     Counterdefendants breached that duty by attempting to usurp Group’s management, misusing Group’s information for their personal gain and to the detriment of Group and its other shareholders, using their position of trust and control for personal gain to the detriment of Group and its other shareholders, engaging in the Steering Committee activities, partaking in false light discussions on the Raging Bull website, communicating with governmental agencies regarding Group’s business, communicating with counter parties of Group’s contracts and arrangements, and by giving directives to George Davis regarding inside information that was used to the detriment of Group and the entirety of its shareholders.

104.	As a proximate cause of this breach, Counterclaimants have sustained damages.

105.     Counterclaimants have been required to retain the law firms of Kummer Kaempfer Bonner Renshaw & Ferrario and Jenkens & Gilchrist to prosecute this action and are entitled to reimbursement of attorneys’ fees and costs incurred herein.

WHEREFORE, Counterclaimants pray for judgment as set forth below.

THIRTEENTH CLAIM FOR RELIEF

(Civil Conspiracy)

106.     Counterclaimants repeat, reallege and incorporated by reference as if fully set forth herein, paragraphs 1 through 105, inclusive, of this Counterclaim.

107.     Counterdefendants, by acting in concert through mechanisms including but not limited to the Steering Committee activities and publishing of “reports,” manipulating the market, encouraging and engaging in discussions on the Raging Bull website to create volatility in the price of Group shares, as well as disparaging Group, its Board of Directors and current officers, and utilizing George Davis, both while he was an officer and director and after he was no longer an officer and director, to undermine the corporation by misappropriating corporate assets, all intended to accomplish an unlawful objective for the purpose of harming Group (Counterclaimants), as opposed to compelling an election of directors pursuant to NRS 78.345.

108.	Counterclaimants sustained damages resulting from Counterdefendants’ acts.

109.     Counterclaimants have been required to retain the law firms of Kummer Kaempfer Bonner Renshaw & Ferrario and Jenkens & Gilchrist to prosecute this action and are entitled to reimbursement of attorneys’ fees and costs incurred herein.

WHEREFORE, Counterclaimants pray for judgment as set forth below.

FOURTEENTH CLAIM FOR RELIEF

(Constructive Fraud)

110.     Counterclaimants repeat, reallege and incorporated by reference as if fully set forth herein, paragraphs 1 through 109, inclusive, of this Counterclaim.

111.     Counterdefendants owed a legal or equitable duty to Counterclaimants arising from a fiduciary or confidential relationship by controlling a block of shares of Group and by engaging in the conduct alleged herein. The Counterdefendants, including but not limited to Messrs Martin, Bolster and Eberting, are alter egos of George Davis and he, in turn, is an alter ego of the Counterdefendants. Therefore, Petitioners have owed a fiduciary duty to Group.

112.     Counterdefendants breached that duty by misrepresenting or concealing material facts through the use of Steering Committee reports, public filings and argument to this Court, and upon information and belief, nonpublic filings with the SEC intended to be disseminated to shareholders or otherwise in connection with the Special Meeting, press release or releases and by encouraging and engaging in discussions on the Raging Bull bulletin board, including but not limited to false statements suggesting that Group had $90 million to distribute to shareholders.

113.     Counterclaimants sustained damages due to Counterdefendants’ breach, as parties receiving this information failed to recognize that Group supported the holding of a shareholders’ meeting and election of directors, but incurred great expense in preparing for such meeting and election on two separate occasions caused by the constructive fraud of Counterdefendants designed to hijack the election by a means not authorized by law and manipulate the market for personal gain.

114.     Counterclaimants have been required to retain the law firms of Kummer Kaempfer Bonner Renshaw & Ferrario and Jenkens & Gilchrist to prosecute this action and are entitled to reimbursement of attorneys’ fees and costs incurred herein.

WHEREFORE, Counterclaimants pray for judgment as set forth below.

FIFTEENTH CLAIM FOR RELIEF

(Conversion)

115.     Counterclaimants repeat, reallege and incorporated by reference as if fully set forth herein, paragraphs 1 through 114, inclusive, of this Counterclaim.

116.     Counterdefendants wrongfully exerted an act of domain over Counterclaimants’ personal property, including Group’s name and its non public information, manipulated the value of Group’s common stock and attempted to manipulate the value of Group’s main asset, the FPFG Intercompany Claim.

117.     The act was in denial of, or inconsistent with, Counterclaimants’ title or rights therein because the activities described herein placed false and misleading information into the totality of information regarding Group and forced Group to retrieve or take further acts to protect such property.

118.     The act was in derogation, exclusion, or defiance of Counterclaimants’ title or rights in the personal property.

119.     Counterclaimants have been required to retain the law firms of Kummer Kaempfer Bonner Renshaw & Ferrario and Jenkens & Gilchrist to prosecute this action and are entitled to reimbursement of attorneys’ fees and costs incurred herein.

WHEREFORE, Counterclaimants pray for judgment as set forth below.

SIXTEENTH CLAIM FOR RELIEF

(Defamation)

120.     Counterclaimants repeat, reallege and incorporated by reference as if fully set forth herein, paragraphs 1 through 119, inclusive, of this Counterclaim.

121.     Counterdefendants made false and defamatory statements concerning Counterclaimants, including but not limited to, comments published in the Steering Committee “reports,” as well as posts on the Raging Bull and filings with the SEC.

122.     An unprivileged publication of this statement was made to one or more third persons.

123.	Counterdefendants were at least negligent in making the statement.

124.     Counterclaimants sustained actual or presumed damages as a result of the statement.

125.     Counterclaimants have been required to retain the law firms of Kummer Kaempfer Bonner Renshaw & Ferrario and Jenkens & Gilchrist to prosecute this action and are entitled to reimbursement of attorneys’ fees and costs incurred herein.

WHEREFORE, Counterclaimants pray for judgment as set forth below.

SEVENTEENTH CLAIM FOR RELIEF

(Fraudulent Misrepresentation)

126.     Counterclaimants repeat, reallege and incorporated by reference as if fully set forth herein, paragraphs 1 through 125, inclusive, of this Counterclaim.

127.     Counterdefendants made false representations to shareholders, Group and this Court in the substance of the information contained in the Martin Affidavit and in public filings and statements made to this Court, and upon information and belief, nonpublic filings with the SEC and other communications pertaining to the alleged misconduct of Counterclaimants to justify the holding of a Special Meeting and issuance of the Status Quo Order, when the basis for a Special Meeting did not require such allegations. The Counterdefendants used such allegations to justify the issuance of the Status Quo Order which was designed to further the scheme concocted by Counterdefendants.

128.     Counterdefendants knew or believed that their representations were false, or Counterdefendants had an insufficient basis of information for making the representations.

129.     Counterdefendants intended to induce shareholders of Group stock to act or refrain from acting upon the misrepresentations and thereby created unfounded controversy thus requiring Group to expend time, money, and effort to respond to false allegations.

130.     Shareholders of Group stock relied upon Counterdefendants’ misrepresentations and thereby created unfounded controversy thus requiring Group to expend time, money, and effort to respond to false allegations.

131.     Shareholders of Group stock, as well as Counterclaimants, have sustained damages as a result.

132.     Counterclaimants have been required to retain the law firms of Kummer Kaempfer Bonner Renshaw & Ferrario and Jenkens & Gilchrist to prosecute this action and are entitled to reimbursement of attorneys’ fees and costs incurred herein.

WHEREFORE, Counterclaimants pray for judgment as set forth below.

EIGHTEENTH CLAIM FOR RELIEF

(Intentional Misrepresentation)

133.     Counterclaimants repeat, reallege and incorporated by reference as if fully set forth herein, paragraphs 1 through 132, inclusive, of this Counterclaim.

134.     Upon information and belief, Counterdefendants made false representations to shareholders of Group and this Court in the Martin Affidavit, in filings and statements made to this Court, in public and nonpublic filings with the SEC and other communications. These false representations by Counterdefendants were done to justify the holding of a Special Meeting and gain issuance of the Status Quo Order.

135.     These false representations by Counterdefendants were designed to further the scheme concocted by Counterdefendants and caused damages to Group.

136.     Counterclaimants owe a duty to protect their shareholders from false representations such as the ones made by Counterdefendants.

137.     Counterdefendants knew or believed that their representation was false, or Counterdefendants had an insufficient basis of information for making the representation.

138.     Counterdefendants intended to induce shareholders of Group stock to act or refrain from acting upon the misrepresentation in an effort to injure Group by creating unfounded controversy thus requiring Group to expend time, money, and effort to respond to false allegations.

139.     Shareholders of Group stock relied upon Petitioners’ representation thus causing injury to Group by creating unfounded controversy thus requiring Group to expend time, money, and effort to respond to false allegations.

140.     Shareholders of Group stock, as well as Counterclaimants, have sustained damages as a result.

141.     Counterclaimants have been required to retain the law firms of Kummer Kaempfer Bonner Renshaw & Ferrario and Jenkens & Gilchrist to prosecute this action and are entitled to reimbursement of attorneys’ fees and costs incurred herein.

WHEREFORE, Counterclaimants pray for judgment as set forth below.

NINETEENTH CLAIM FOR RELIEF

(Intentional Interference with Prospective Economic Advantage)

142.     Counterclaimants repeat, reallege and incorporated by reference as if fully set forth herein, paragraphs 1 through 141, inclusive, of this Counterclaim.

143.     George Davis was a Board member and an officer of Group. George Davis owed a fiduciary duty to Group. Counterdefendants, including Messrs Martin, Bolster and Eberting,

are alter egos of George Davis and George Davis is an alter ego of Counterdefendants. Counterdefendants all owe a legal or equitable duty to Counterclaimants arising from a fiduciary or confidential relationship by controlling a block of Group shares and engaging in the conduct alleged herein. Through the control and influence of his alter egos, George Davis interfered with prospective economic advantages held by Group.

144.     At various times, prospective contractual relationships exist or existed between Counterclaimants and various third parties, as Counterclaimants have attempted to increase shareholder value for Group stock, subsequent to subsidiary bankruptcies.

145.     Counterdefendants knew of these prospective relationships and the efforts taken by Group to pursue business opportunities.

146.     Counterdefendants intended to harm Counterclaimants by preventing the relationships so as to further their schemes.

147.	Counterdefendants had no privilege or justification for their interference.
148.	Counterdefendants’ conduct resulted in actual harm to Counterclaimants.

149.     Counterclaimants have been required to retain the law firms of Kummer Kaempfer Bonner Renshaw & Ferrario and Jenkens & Gilchrist to prosecute this action and are entitled to reimbursement of attorneys’ fees and costs incurred herein.

WHEREFORE, Counterclaimants pray for judgment as set forth below.

TWENTIETH CLAIM FOR RELIEF

(Intentional Interference with Contractual Relations)

150.     Counterclaimants repeat, reallege and incorporated by reference as if fully set forth herein, paragraphs 1 through 149, inclusive, of this Counterclaim.

151.     A valid contract exists between Group and Deephaven Capital wherein Group would issue shares of its common stock upon conversion of outstanding certificates of beneficial interest.

152.	Counterdefendants knew of this contract between Group and Deephaven Capital.

153.     Counterdefendants interfered with and delayed the performance of Group with regard to this contract and by insisting that the Status Quo Order would prevent Group’s performance under the Deephaven contract. Counterdefendants committed at least one intentional act intended to or designed to disrupt the contractual relationship between Group and Deephaven Capital.

154.     As a result of the Counterdefendants’ conduct, a disruption of that contract has occurred.

155.     Counterclaimants have suffered damages resulting from the intentional actions of the Counterdefendants.

156.     Counterclaimants have been required to retain the law firms of Kummer Kaempfer Bonner Renshaw & Ferrario and Jenkens & Gilchrist to prosecute this action and are entitled to reimbursement of attorneys’ fees and costs incurred herein.

WHEREFORE, Counterclaimants pray for judgment as set forth below.

TWENTY-FIRST CLAIM FOR RELIEF

(Negligence)

157.     Counterclaimants repeat, reallege and incorporated by reference as if fully set forth herein, paragraphs 1 through 156, inclusive, of this Counterclaim.

158.     Counterdefendants owed a duty of care to Counterclaimants as they controlled a block of Group shares and/or by engaging in the conduct alleged herein.

159.     Counterdefendants breached that duty of care by not investigating the facts they alleged in their various public disclosures, thus resulting in a campaign of falsehoods that resulted in Group incurring expense to protect shareholder rights.

160.	The breach was the legal cause of Counterclaimants’ injuries.
161.	Counterclaimants have suffered damages as a result.

162.     Counterclaimants have been required to retain the law firms of Kummer Kaempfer Bonner Renshaw & Ferrario and Jenkens & Gilchrist to prosecute this action and are entitled to reimbursement of attorneys’ fees and costs incurred herein.

WHEREFORE, Counterclaimants pray for judgment as set forth below.

TWENTY-SECOND CLAIM FOR RELIEF

(Negligence Per Se)

163.     Counterclaimants repeat, reallege and incorporated by reference as if fully set forth herein, paragraphs 1 through 162, inclusive of this Counterclaim.

164.     Counterclaimants, as a Nevada corporation, and its Board of Directors and Officers, belong to a class of persons that a statute was intended to protect. Among other such statutory provisions, Counterclaimants were intended to be protected by NRS 90.570, NRS 90.580, NRS 78.355, NRS 78.345 and NRS 78.390.

165.      Counterdefendants violated one or more of these statutes, and possibly others that discovery may disclose, by expressly acting contrary to such statutory provisions.

166.	The violation was the legal cause of Counterclaimants’ injury.

167.      Counterclaimant’s injury was the type against which the statute was intended to protect.

168.	Counterclaimants have suffered damages as a result.

169.      Counterclaimants have been required to retain the law firms of Kummer Kaempfer Bonner Renshaw & Ferrario and Jenkens & Gilchrist to prosecute this action and are entitled to reimbursement of attorney’s fees and costs incurred herein.

WHEREFORE, Counterclaimants pray for judgment as set forth below.

TWENTY-THIRD CLAIM FOR RELIEF

(Invasion of Privacy: Intrusion Upon Name or Likeness of Another)

170.     Counterclaimants repeat, reallege and incorporated by reference as if fully set forth herein, paragraphs 1 through 169, inclusive, of this Counterclaim.

171.     Counterdefendants engaged in the unwanted and unpermitted use of the name or likeness of Counterclaimants, ordinary, uncelebrated persons, for advertising or other commercial purposes by, among other things, issuing a press release or releases in the name of Group to assist in the raising of funds, creating and the naming of the Steering Committee and published reports of the Steering Committee..

172.     Counterclaimants suffered mental anguish and embarrassment as a result of the unwanted and unpermitted use of their name or likeness.

173.     Counterclaimants have been required to retain the law firms of Kummer Kaempfer Bonner Renshaw & Ferrario and Jenkens & Gilchrist to prosecute this action and are entitled to reimbursement of attorneys’ fees and costs incurred herein.

WHEREFORE, Counterclaimants pray for judgment as set forth below.

TWENTY-FOURTH CLAIM FOR RELIEF

(Invasions of Privacy: False Light)

174.     Counterclaimants repeat, reallege, and incorporated by reference as if fully set forth herein, paragraphs 1 through 173, inclusive, of this Counterclaim.

175.     Counterdefendants publicly placed Counterclaimants before the public in a false light. The false light under which Counterclaimants was placed would be highly offensive to a reasonable person. Counterdefendants had knowledge of or acted in reckless disregard as to the falsity of the publicized matter and the false light in which Counterclaimants were placed.

176.	Counterclaimants suffered mental anguish and embarrassment as a result.

177.      Counterclaimants have been required to retain the law firms of Kummer Kaempfer Bonner Renshaw & Ferrario and Jenkens & Gilchrist to prosecute this action and are entitled to reimbursement of attorneys’ fees and costs incurred herein.

WHEREFORE, Counterclaimants pray for judgment as set forth below.

TWENTY-FIFTH CLAIM FOR RELIEF

(Trade Name Infringement)

178.      Counterclaimants repeat, reallege and incorporated by reference as if fully set forth herein, paragraphs 1 through 177, inclusive, of this Counterclaim.

179.	Counterclaimant Group has a protectable right in its trade name.

180.      Counterdefendants have infringed this right through the issuance of press releases and Steering Committee reports that create confusion in the public domain and cause the public to believe that said press releases and reports constitute an official pronouncement from Group.

181.     Counterclaimants have been required to retain the law firms of Kummer Kaempfer Bonner Renshaw & Ferrario and Jenkens & Gilchrist to prosecute this action and are entitled to reimbursement of attorneys’ fees and costs incurred herein.

WHEREFORE, Counterclaimants pray for judgment as set forth below.

TWENTY-SIXTH CLAIM FOR RELIEF

(Unjust Enrichment)

182.     Counterclaimants repeat, reallege and incorporated by reference as if fully set forth herein, paragraphs 1 through 181, inclusive, of this Counterclaim.

183.     Counterdefendants unjustly retained the money or property of another, including but not limited to funds provided by Counterclaimants which were earmarked for Counterdefendants’ legal fees, to compel an election, but which were used for manipulative purposes to further the scheme of Counterdefendants. The retention of that money is against fundamental principles of justice or equity and good conscience, as those funds were surreptitiously diverted to support a proxy solicitation of a self-named Value Committee slate of nominees for the Group Board of Directors.

184.     Counterclaimants have been required to retain the law firms of Kummer Kaempfer Bonner Renshaw & Ferrario and Jenkens & Gilchrist to prosecute this action and are entitled to reimbursement of attorneys’ fees and costs incurred herein.

WHEREFORE, Counterclaimants pray for judgment as set forth below.

TWENTY-SEVENTH CLAIM FOR RELIEF

(Manipulation of Market NRS 90.580)

185.     Counterclaimants repeat, reallege and incorporated by reference as if fully set forth herein, paragraphs 1 through 184, inclusive of this Counterclaim.

186.     Counterdefendants, including but not limited to Danford Martin and members of the Steering Committee, publish periodic Steering Committee reports, which contain information regarding the operation of Group, the status of the proxy contest and pending litigation involving Group, as well as information about Group’s directors and officers, as well as the price of Group stock.

187.     Publishers of the Steering Committee reports, by publishing information regarding the operations of Group and the value of stock, are quoting a fictitious price with respect to a security in violation of NRS 90.580(1)(a).

188.     Publishers of the Steering Committee reports are employing a deceptive or fraudulent device, scheme or artifice to manipulate the market in a security.

189.     Counterclaimants and shareholders of Group who are non-parties to this litigation have incurred damages as a result of Counterdefendants’ fraudulent and unlawful activity.

190.     Counterclaimants have been required to retain the law firms of Kummer Kaempfer Bonner Renshaw & Ferrario and Jenkens & Gilchrist to prosecute this action and are entitled to reimbursement of attorneys’ fees and costs incurred herein.

TWENTY-EIGHTH CLAIM FOR RELIEF

(Offering False Evidence)

191.     Counterclaimants repeat, reallege and incorporated by reference as if fully set forth herein, paragraphs 1 through 190, inclusive of this Counterclaim.

192.     Counterdefendants, in their Complaint and in Mr. Dan Martin’s affidavits stated falsely that the Petitioners had previously filed a lawsuit against Group, when in fact Petitioners had not.

193.     As a result of Counterdefendants’ offering false evidence to the Court, Counterclaimants have suffered damages.

194.     Counterclaimants have been required to retain the law firms of Kummer Kaempfer Bonner Renshaw & Ferrario and Jenkens & Gilchrist to prosecute this action and are entitled to reimbursement of attorneys’ fees and costs incurred herein.

WHEREFORE, Counterclaimants pray for judgment as set forth below.

TWENTY-NINTH CLAIM FOR RELIEF

(Perjury or Subornation of Perjury)

195.     Counterclaimants repeat, reallege and incorporated by reference as if fully set forth herein, paragraphs 1 through 194, inclusive of this Counterclaim.

196.     Danford Martin, in his affidavits of February 16, 2005 and March 25, 2005, which were submitted to this Court, stated that a legal action had been commenced by shareholders of Group, when no such legal action had actually been commenced, and that Group reacted to the filing of the action by attempting to dilute shareholder value when in fact Group had taken no such action.

197.	As a result of Danford Martin’s perjury, Counterclaimants have suffered damages.

198.     Counterclaimants have been required to retain the law firms of Kummer Kaempfer Bonner Renshaw & Ferrario and Jenkens & Gilchrist to prosecute this action and are entitled to reimbursement of attorneys’ fees and costs incurred herein.

WHEREFORE, Counterclaimants pray for judgment as set forth below.

THIRTIETH CLAIM FOR RELIEF

(Violation of NRS 90.570)

199.     Counterclaimants repeat, reallege and incorporated by reference as if fully set forth herein, paragraphs 1 through 198, inclusive of this Counterclaim.

200.     It is unlawful for a person, in connection with the offer to sell, sale, offer to purchase or purchase of a security, to directly or indirectly: (1) Employ any device, scheme or artifice to defraud; (2) Make an untrue statement of material fact or omit to state a material fact necessary in order to make statements made not misleading in the light of the circumstances under which they are made; or (3) Engage in an act, practice or course of business which operates or would operate as a fraud or deceit upon a person.

201.     Counterdefendants, including but not limited to Danford Martin, have purchased and sold securities, including shares of Group stock, on a regular basis before and since initiating this lawsuit against Group to compel a shareholders’ meeting and election of directors.

202.     Counterdefendants, including but not limited to Danford Martin and other members of the Steering Committee, have published numerous periodic Steering Committee reports, providing readers with information about Group, its operations, its directors and officers, the pending litigation involving Group, as well as the value of shares of Group.

203.     These Counterdefendants, including but not limited to Danford Martin and other members of the Steering Committee, in publishing the periodic Steering Committee reports are operating as a fraud or deceit upon persons who read the reports and rely upon it when undertaking investment activities, whether buying or selling shares of Group stock.

204.     Counterclaimants have been required to retain the law firms of Kummer Kaempfer Bonner Renshaw & Ferrario and Jenkens & Gilchrist to prosecute this action and are entitled to reimbursement of attorneys’ fees and costs incurred herein.

WHEREFORE, Counterclaimants pray for judgment as set forth below.

THIRTY-FIRST CLAIM FOR RELIEF

(RICO: NRS 207.470)

205.      Counterclaimants repeat, reallege and incorporated by reference as if fully set forth herein, paragraphs 1 through 204, inclusive, of this Counterclaim.

206.      Counterdefendants engaged in the requisite predicate racketeering acts necessary to trigger NRS 207.470 liability by, among other things, offering false evidence, committing perjury or subordination of perjury, and violating NRS 90.570.

207.      Counterclaimants suffered injury in its business or property by reason of Petitioners’ violation of the predicate racketeering act.

208.	Counterdefendants’ violation proximately caused Counterclaimants’ injury.
209.	Counterclaimants did not participate in the racketeering violation.

210.      Therefore, under NRS 207.470 Counterclaimants are entitled to damages from Petitioners for three times actual damages sustained.

211.      Counterclaimants have been required to retain the law firms of Kummer Kaempfer Bonner Renshaw & Ferrario and Jenkens & Gilchrist to prosecute this action and are entitled to reimbursement of attorneys’ fees and costs incurred herein.

WHEREFORE, Counterclaimants pray for judgment as set forth below.

THIRTY-SECOND CLAIM FOR RELIEF

(Permanent Injunction)

212.      Counterclaimants repeat, reallege and incorporated by reference as if fully set forth herein, paragraphs 1 through 211, inclusive, of this Counterclaim.

213.      Counterclaimants are informed and believe that Counterdefendants, individually, and through the Steering Committee and the Value Committee continue to engage in publishing newsletters and Steering Committee reports which contain false and misleading statements about Group in an attempt to convince shareholders to elect the Value Committee’s slate of nominees.

214.      Counterclaimants are informed and believe that Counterdefendants, individually, and through the Steering Committee and Value Committee continue to improperly and illegally solicit money for their litigation efforts and for the Value Committee’s proxy activities, including their attempt to elect the Value Committee’s slate of nominees.

215.      Counterclaimants are informed and believe that Counterdefendants continue to engage in internet chat board discussions, including but not limited to discussions on the “Raging Bull” website, as well as secret chat boards to which Group has no access, on which Counterdefendants continue to either negligently or knowingly make false statements concerning Group, its officers and Board of Directors in an attempt to improperly and illegally further their scheme and in an effort to garner support for the Value Committee’s slate of nominees.

216.      Counterclaimants are informed and believe that Counterdefendants continue to improperly and illegally influence George Davis, resulting in damage to Group, including but not limited to negative and unfounded publicity in an effort to elect the Value Committee’s slate of nominees, which is a part of the Counterdefendants’ improper and illegal scheme.

217.	Counterclaimants have no adequate remedy at law.

218.      Group will suffer irreparable harm if Counterdefendants do not stop engaging in the activities described above in paragraphs 202 through 206.

219.      Group is entitled to permanent injunctive relief to prevent the Counterdefendants from further damaging Group’s image and reputation among shareholders and the industry in general.

220.      Group requests the Court permanently enjoin Counterdefendants from (1) publishing Steering Committee reports, (2) improperly and illegally soliciting funds for their litigation and proxy solicitation efforts and the furtherance of their scheme, (3) participating in private and public chat boards, including but not limited to the “Raging Bull,” (4) communicating with and improperly and illegally influencing George Davis, (5) interfering with

Group’s rights and the rights of its Board of Directors and officers pursuant to Group’s Articles of Incorporation, Bylaws, Nevada law, and other applicable law, (6) interfering with Group’s right to act on behalf of its shareholders, (7) advancing a slate of nominees for Group’s Board of Directors, and (8) voting their proxies, or authorizing others to vote their proxies, in the upcoming Group shareholders’ election.

221.      Counterclaimants have been required to retain the law firms of Kummer Kaempfer Bonner Renshaw & Ferrario and Jenkens & Gilchrist to prosecute this action and are entitled to reimbursement of attorneys’ fees and costs incurred herein.

WHEREFORE, Counterclaimants pray for judgment as set forth below.

WHEREFORE, Counterclaimants pray for judgment against Counterdefendants, jointly and severally, as follows:

1.	For a trial on all triable issues;

2.	For Judgment for damages in excess of $10,000.00 as subsequently ascertained and alleged;

3.	For treble damages pursuant to NRS 207.470 (RICO);

4.	For exemplary and/or punitive damages, as appropriate;

5.	For costs of suit as provided by law;

6.	For reasonable attorneys’ fees as provided by law;

7.	For interest at the statutory rate on all damages;

8.	For permanent injunctive relief by which the Counterdefendants are prohibited from:

a.	Publishing Steering Committee reports;
b.	Improperly and illegally soliciting funds for their litigation and proxy contest efforts and the furtherance of their scheme;
c.	Participating in private and public chat boards, including but not limited to the “Raging Bull;”

d.	Communicating with and improperly and illegally influencing George Davis;
e.	Interfering with Group’s rights and the rights of its Board of Directors and officers pursuant to Group’s Articles of Incorporation, Bylaws, Nevada law, and other applicable law;
f.	Interfering with Group’s right to act on behalf of its shareholders;
g.	Advancing a slate of nominees for Group’s Board of Directors; and
h.	Voting their proxies, or authorizing others to vote their proxies, in the upcoming Group shareholders’ election.

9.	For such other and further relief as the Court may deem just and proper in the premises.

DATED this 15th day of February, 2006.

Respectfully Submitted by:

KUMMER KAEMPFER BONNER

RENSHAW & FERRARIO

By: /s/ James W. Puzey

JAMES W. PUZEY

Nevada Bar No. 5745

SEVERIN A. CARLSON

Nevada Bar No. 9373

5250 South Virginia Street, Suite 220

Reno, Nevada 89502

Tel: (775) 852-3900

Fax: (775) 852-3982

ANDREW E. JILLSON

Texas State Bar No. 10666370

JOSEPH C. EDWARDS

Texas State Bar No. 06458020

JENKENS & GILCHRIST

a Professional Corporation

1445 Ross Avenue, Suite 3700

Dallas, Texas 75202

(214) 855-4500

Attorneys for Respondents/Defendants and Counterclaimants

VERIFICATION

Before me appeared F. Jack (“JD”) Draper, who after being first sworn, deposes and states that he is President, Secretary and Treasurer of Defendant/Respondent/Counterclaimants FirstPlus Financial Group, Inc. and that the matters and facts set forth in the foregoing VERIFIED ANSWER & COUNTERCLAIM are true and correct to the best of his knowledge.

FirstPlus Financial Group, Inc.

/s/ F. Jack (“JD”) Draper

F. Jack (“JD”) Draper

President, Secretary and Treasurer

Subscribed and sworn to me this 7 day of February 2006.

/s/ Josh D. Shaul

Notary Public

My commission expires: 03.03.07

CERTIFICATE OF SERVICE

I hereby certify that service of was made this date by depositing a true copy of the foregoing VERIFIED ANSWER and COUNTERCLAIM, was made this date by depositing a true copy of the same for mailing at Reno, Nevada, to the following:

T. Scott Brooke, Esq.

William J. Geddes, Esq.

Brooke, Shaw, Zumpft

1590 Fourth Street

Minden, NV 89423

Nathan M. Jenkins, Esq.

Jenkins & Carter

501 Hammill Lane

Reno, NV 89511

DATED this 15 day of February, 2006.

/s/ Lauren Arends

An Employee of Kummer Kaempfer Bonner

Renshaw & Ferrario